Exhibit 21.1

Subsidiaries of Viacom Inc.

(as of May 31, 2013)

Subsidiary Name	Place of Incorporation or Organization

365Gay LLC	Delaware

37th Floor Productions Inc.	Delaware

38th Floor Productions Inc.	Delaware

5555 Communications Inc.	Delaware

Aardvark Productions, Inc.	Delaware

Acquisition Group West LLC	Delaware

Adoy LLC	Delaware

After School Productions Inc.	Delaware

AfterL.com LLC	Delaware

Air Realty Corporation	Delaware

Air Realty LLC	Delaware

All About Productions LLC	Delaware

Animated Productions Inc.	Delaware

Artcraft Productions Inc.	Delaware

Atom Digital Inc.	Delaware

Atom Entertainment, Inc.	Delaware

August Street Films Limited	United Kingdom

Awesomeness Inc.	Delaware

Babunga Inc.	Delaware

Beijing Yalian Online Network Technology Co. Ltd.	China

Belhaven Limited	Bahamas

Bellator Sport Worldwide LLC	Delaware

Benjamin Button Productions LLC	Louisiana

BET Acquisition Corp.	Delaware

BET Arabesque, LLC	Delaware

Subsidiary Name	Place of Incorporation or Organization

BET Comic View II, LLC	Delaware

BET Consumer Services, Inc.	Delaware

BET Creations, Inc.	Delaware

BET Development Company	Delaware

BET Documentaries, LLC	Delaware

BET Event Productions, LLC	Delaware

BET Holdings LLC	Delaware

BET Innovations Publishing, Inc.	Delaware

BET Interactive, LLC	Delaware

BET International, Inc.	Delaware

BET Live from LA, LLC	Delaware

BET Music Soundz, Inc.	Delaware

BET Oh Drama!, LLC	Delaware

BET Pictures II Development & Production, Inc.	Delaware

BET Pictures II Distribution, Inc.	Delaware

BET Pictures II, LLC	Delaware

BET Production Services Inc.	Delaware

BET Productions II, Inc.	Delaware

BET Productions IV, LLC	Delaware

BET Productions V, Inc.	Delaware

BET Productions, LLC	Delaware

BET Satellite Services, Inc.	Delaware

BET Services, Inc.	District Of Columbia

Beta Theatres Inc.	Delaware

BETN Theatre Ventures, LLC	Delaware

Subsidiary Name	Place of Incorporation or Organization

Bikini Bottom Holdings Inc.	Delaware

Bikini Bottom Productions Limited Liability Company	New York

Big Shows Inc.	Delaware

Black Entertainment Television LLC	District Of Columbia

Blackout Productions Inc.	Delaware

Bling Productions Inc.	Delaware

Blue Sea Productions, Inc.	Delaware

Blue/White Productions, Inc.	Delaware

BN Productions Inc.	Delaware

Box Italy LLC, The	Delaware

Box Worldwide LLC, The	Delaware

Breakdown Productions Inc.	Delaware

Bronson Avenue LLC	Delaware

Bronson Gate Film Management GmbH	Germany

Caballero Acquisition LLC	Delaware

CAI License Co. LLC	Delaware

Capital Equipment Leasing Limited	United Kingdom

CC Direct Inc.	Delaware

Central Productions LLC	Delaware

Cinematic Arts B.V.	Netherlands

Cloverleaf Productions Inc.	Delaware

CMT Productions Inc.	Delaware

Columbus Circle Films LLC	Delaware

Comedy Partners	New York

Commerce Street Productions Inc.	Delaware

Country Music Television, Inc.	Tennessee

Subsidiary Name	Place of Incorporation or Organization

Country Network Enterprises, Inc.	Delaware

Country Services Inc.	Delaware

country.com, Inc.	Delaware

Cradle of Life Productions LLC	Delaware

Creative Mix Inc.	Delaware

CVV (Japan) B.V.	Netherlands

Danielle Productions LLC	Delaware

Daza Productions Inc.	Delaware

DIGICO Inc.	Delaware

Direct Court Productions, Inc.	Delaware

DL Development LLC	Delaware

DMS Holdco Inc.	Delaware

DTE Films LLC	Delaware

DW (Netherlands) B.V.	Netherlands

DW Distribution L.L.C.	Delaware

DW Dramatic Television L.L.C.	Delaware

DW Films L.L.C.	Delaware

DW Finance L.L.C.	Delaware

DW Funding, LLC	Delaware

DW Holdco LLC	Delaware

DW International Distribution L.L.C.	Delaware

DW International Productions L.L.C.	Delaware

DW Internet L.L.C.	Delaware

DW Music Publishing L.L.C.	Delaware

DW Music Publishing Nashville L.L.C.	Delaware

Subsidiary Name	Place of Incorporation or Organization

DW One Corp.	Delaware

DW Project Development L.L.C.	Delaware

DW SKG TV L.L.C.	Delaware

DW Studios L.L.C.	Delaware

DW Studios Productions L.L.C.	Delaware

DW Television Animation L.L.C.	Delaware

DW Television L.L.C.	Delaware

DW TV Finance I L.L.C.	Delaware

DW Two Corp.	Delaware

DWNZ Productions Limited	New Zealand

DWTT Productions Limited	New Zealand

Eighth Century Corporation	Delaware

Emily Productions LLC	Delaware

Express Lane Productions Inc.	Delaware

Failure To Launch Productions LLC	Louisiana

Famous Orange Productions Inc.	Delaware

Famous Players International B.V.	Netherlands

Festival Inc.	Delaware

Films Paramount S.A.S.	France

Futa B.V.	Netherlands

Future General Corporation	Delaware

Game One SAS	France

Games Animation Inc.	Delaware

Games Productions Inc.	Delaware

GameTrailers Corp.	Delaware

Subsidiary Name	Place of Incorporation or Organization

GC Productions Inc.	Delaware

Gladiator Productions L.L.C.	Delaware

Global Film Distributors B.V.	Netherlands

Government Issue LLC	Louisiana

Grace Productions LLC	Delaware

Gramps Company Inc., The	Delaware

Hard Caliche LLC	New Mexico

Hey Yeah Productions Inc.	Delaware

High Command Productions Limited	United Kingdom

House of Yes Productions Inc.	Delaware

Hudson Street Productions, Inc.	Delaware

Imagine Radio, Inc.	California

Invisions Holding B.V.	Netherlands

Joseph Productions Inc.	Delaware

King Street Productions Inc.	Delaware

Ladies Man Productions USA Inc.	Delaware

Last Holiday Productions LLC	Louisiana

Lisarb Holding B.V.	Netherlands

Little Boston Company Inc.	Delaware

Long Branch Productions LLC	Louisiana

Long Road Productions	Illinois

Louisiana CMT LLC	Louisiana

Louisiana RPI LLC	Louisiana

MAD Production Trucking Company	Delaware

Magical Motion Pictures Inc.	Delaware

Subsidiary Name	Place of Incorporation or Organization

Magicam, Inc.	Delaware

Marathon Holdings Inc.	Delaware

Mattalex Two LLC	Delaware

Meadowland Parkway Associates	New Jersey

Melange Pictures LLC	Delaware

Michaela Productions Inc.	Delaware

Milano Design Studio S.r.l.	Italy

MMA Holdco Inc.	Delaware

MonkeyWurks LLC	Delaware

MoonMan Productions Inc.	Delaware

MPD Productions, LLC	Delaware

MTV Animation Inc.	Delaware

MTV Asia	Cayman Islands

MTV Asia Development Company Inc.	Delaware

MTV Asia Ownership One	Cayman Islands

MTV Asia Ventures (India) Pte. Limited	Mauritius

MTV Asia Ventures Co.	Cayman Islands

MTV Channel Espana S.L.U.	Spain

MTV DMS Inc.	Delaware

MTV Games Inc.	Delaware

MTV Hong Kong Limited	Hong Kong

MTV India	Cayman Islands

MTV Networks Africa (Pty) Limited	South Africa

MTV Networks Argentina LLC	Delaware

MTV Networks Argentina S.R.L.	Argentina

MTV Networks Australia Pty Ltd	Australia

Subsidiary Name	Place of Incorporation or Organization

MTV Networks Canada, ULC	Canada, BC

MTV Networks Colombia S.A.S.	Colombia

MTV Networks Company	Delaware

MTV Networks de Mexico, S. de R.L. de C.V.	Mexico

MTV Networks Enterprises Inc.	Delaware

MTV Networks Europe	Delaware

MTV Networks Europe Inc.	Delaware

MTV Networks Global Services Inc.	Delaware

MTV Networks Holdings SARL	France

MTV Networks Japan G.K.	Japan

MTV Networks Japan K.K.	Japan

MTV Networks Latin America Inc.	Delaware

MTV Networks Lda	Portugal

MTV Networks MENA FZ-LLC	United Arab Emirates

MTV Networks Music Productions Inc.	Delaware

MTV Networks New Zealand B.V.	Netherlands

MTV Networks Nigeria Limited	Nigeria

MTV Networks On Campus Inc.	Delaware

MTV Networks s.r.o.	Czech Republic

MTV Networks SARL	France

MTV Ownership (Portugal), Lda	Portugal

MTV Russia Holdings Inc.	Delaware

MTV S.A. LDC	Cayman Islands

MTV Songs Inc.	Delaware

MTV Taiwan LDC	Cayman Islands

Subsidiary Name	Place of Incorporation or Organization

MTVBVI Inc.	Delaware

MTVi Group, Inc., The	Delaware

MTVN Direct Inc.	Delaware

MTVN Online Partner I Inc.	Delaware

MTVN Social Gaming Inc.	Delaware

Music by Nickelodeon Inc.	Delaware

Music by Video Inc.	Delaware

N.V. Broadcasting (Canada) Inc.	Canada

NeoPets Prepaid Cards Inc.	Virginia

NeoPets, Inc.	Delaware

Netherlands Management Services LLC	Delaware

Netherlands Overseas Inc.	Delaware

Neutronium Inc.	Delaware

New 38th Floor Productions Inc.	Delaware

New Country Services Inc.	Delaware

New Creative Mix Inc.	Delaware

New Games Productions Inc.	Delaware

New International Mix Inc.	Delaware

New Nickelodeon Animation Studios Inc.	Delaware

New Not Before 10AM Productions Inc.	Delaware

New Open Door Productions Inc.	Delaware

New Pop Culture Productions Inc.	Delaware

New Remote Productions Inc.	Delaware

Newdon Productions	Illinois

Nick at Nite’s TV Land Retromercials Inc.	Delaware

Subsidiary Name	Place of Incorporation or Organization

Nickelodeon Animation Studios Inc.	Delaware

Nickelodeon Asia Holdings Pte Ltd	Singapore

Nickelodeon Australia	Australia

Nickelodeon Australia Inc.	Delaware

Nickelodeon Australia Management Pty. Ltd.	Australia

Nickelodeon Brasil Inc.	Delaware

Nickelodeon Direct Inc.	Delaware

Nickelodeon Global Network Ventures Inc.	Delaware

Nickelodeon Huggings U.K. Limited	United Kingdom

Nickelodeon India Pvt Ltd	India

Nickelodeon International Limited	United Kingdom

Nickelodeon Magazines Inc.	Delaware

Nickelodeon Movies Inc.	Delaware

Nickelodeon Notes Inc.	Delaware

Nickelodeon Online Inc.	Delaware

Nickelodeon U.K. Limited	United Kingdom

Nickelodeon UK Holdings LLC	Delaware

Nickelodeon Virtual Worlds LLC	Delaware

Night Falls Productions Inc.	Delaware

NM Classics Inc.	Delaware

Noggin LLC	Delaware

Not Before 10am Productions Inc.	Delaware

NP Domains, Inc.	Delaware

NV International, Inc.	Georgia

On Second Thought Productions Inc.	Canada, BC

On-Site Productions Inc.	Delaware

Subsidiary Name	Place of Incorporation or Organization

OOO MTV Networks Entertainment Vostok	Russian Federation

OOO MTV Networks Music Vostok	Russian Federation

OOO MTV Networks Nick Vostok	Russian Federation

OOO MTV Networks Vostok	Russian Federation

Open Door Productions Inc.	Delaware

Outdoor Entertainment, Inc.	Tennessee

Override Pictures LLC	Delaware

Paramount British Pictures Limited	United Kingdom

Paramount Canadian Productions, Inc.	Delaware

Paramount Channel Espana, S.L.U.	Spain

Paramount China B.V.	Netherlands

Paramount Comedy Channel Espana SL	Spain

Paramount Digital Entertainment Inc.	Delaware

Paramount Films of Australia Inc.	Delaware

Paramount Films of China, Inc.	Delaware

Paramount Films of India, Ltd.	Delaware

Paramount Films of Southeast Asia Inc.	Delaware

Paramount Home Entertainment (Australasia) Pty. Limited	Australia

Paramount Home Entertainment (Brazil) Limitada	Brazil

Paramount Home Entertainment (Denmark) I/S	Denmark

Paramount Home Entertainment (Finland) Oy	Finland

Paramount Home Entertainment (France) S.A.S	France

Paramount Home Entertainment (Germany) GmbH	Germany

Paramount Home Entertainment (Italy) SRL	Italy

Paramount Home Entertainment (Mexico) S. de R.L. de C.V.	Mexico

Subsidiary Name	Place of Incorporation or Organization

Paramount Home Entertainment (Mexico) Services S. de R.L. de C.V.	Mexico

Paramount Home Entertainment (Norway) ANS	Norway

Paramount Home Entertainment (Sweden) AB	Sweden

Paramount Home Entertainment (UK)	United Kingdom

Paramount Home Entertainment B.V.	Netherlands

Paramount Home Entertainment Distribution Inc.	Delaware

Paramount Home Entertainment Inc.	Delaware

Paramount Home Entertainment International (Holdings) B.V.	Netherlands

Paramount Home Entertainment International B.V.	Netherlands

Paramount Home Entertainment International Limited	United Kingdom

Paramount Images Inc.	Delaware

Paramount International (Netherlands) B.V.	Netherlands

Paramount Japan G.K.	Japan

Paramount LAPTV Inc.	Delaware

Paramount Latin America SRL	Argentina

Paramount Licensing Inc.	Delaware

Paramount NMOC LLC	Delaware

Paramount Overseas Productions, Inc.	Delaware

Paramount Pictures Australia Pty. Limited	Australia

Paramount Pictures Brasil Distribuidora de Filmes Ltda	Brazil

Paramount Pictures Corporation	Delaware

Paramount Pictures Corporation (Canada) Inc.	Canada, Ontario

Paramount Pictures Entertainment Canada Inc.	Canada, Ontario

Paramount Pictures France SARL	France

Paramount Pictures Germany GmbH	Germany

Subsidiary Name	Place of Incorporation or Organization

Paramount Pictures International Limited	United Kingdom

Paramount Pictures Louisiana Production Investments II LLC	Louisiana

Paramount Pictures Louisiana Production Investments III LLC	Louisiana

Paramount Pictures Louisiana Production Investments LLC	Louisiana

Paramount Pictures Mexico S de RL	Mexico

Paramount Pictures NZ	New Zealand

Paramount Pictures Services UK	United Kingdom

Paramount Pictures UK	United Kingdom

Paramount Production Support Inc.	Delaware

Paramount Productions Service Corporation	Delaware

Paramount Spain S.L.U.	Spain

Paramount Worldwide Productions Inc.	Delaware

Park Court Productions, Inc.	Delaware

Peanut Worm Productions Inc.	Delaware

Peppercorn Productions, Inc.	Tennessee

Pet II Productions Inc.	Delaware

Pop Channel Productions Inc.	Delaware

Pop Culture Productions Inc.	Delaware

Pop Toons Inc.	Delaware

PPC Film Management GmbH	Germany

PPG Holding 5 B.V.	Netherlands

PPG Holding 95 B.V.	Netherlands

Premiere House, Inc.	Delaware

Prime Directive Productions Inc.	Delaware

PT MTV Indonesia	Indonesia

Subsidiary Name	Place of Incorporation or Organization

RateMyProfessors.com International LLC	Delaware

RateMyProfessors.com LLC	Delaware

Remote Productions Inc.	Delaware

Sammarnick Insurance Corporation	New York

Screenlife Licensing, LLC	Nevada

Screenlife, LLC	Washington

See Yourself Productions Inc.	Delaware

Servicios Para Empresas de Entretenimiento, S. de R.L. de C.V.	Mexico

SFI Song Company	Delaware

Shockwave.com International, Inc.	Delaware

SKG Louisiana L.L.C.	Louisiana

SKG Music L.L.C.	Delaware

SKG Music Nashville Inc.	Delaware

SKG Music Publishing L.L.C.	Delaware

SKG Productions L.L.C.	Louisiana

SKG Studios Canada Inc.	Canada, Ontario

Social Project LLC	Delaware

SonicNet LLC	Delaware

South Park Digital Studios LLC	Delaware

Spelling Films Inc.	Delaware

Spelling Films Music Inc.	Delaware

Spelling Pictures Inc.	Delaware

Spike Cable Networks Inc.	Delaware

Spike Digital Entertainment LLC	Delaware

Stepdude Productions LLC	Louisiana

Study Hall Films Inc.	Delaware

Subsidiary Name	Place of Incorporation or Organization

Sunday Best, LLC	Louisiana

Superstar Productions USA Inc.	Delaware

Talent Court Productions, Inc.	Delaware

Telenovelas Productions SRL	Barbados

The Box Holland B.V.	Netherlands

The Music Source, Inc.	Philippines

The Paramount UK Partnership (trading as Comedy Central)	United Kingdom

The Staying Alive Foundation Inc.	New York

Thinner Productions, Inc.	Delaware

Thunder, Inc.	Delaware

Timeline Films Inc.	Canada, Ontario

TNN Classic Sessions, Inc.	Delaware

TNN Productions, Inc.	Delaware

Tunes by Nickelodeon Inc.	Delaware

UE Site Acquisition LLC	Delaware

Untitled Productions II LLC	Delaware

Uptown Productions Inc.	Delaware

URGE PrePaid Cards Inc.	Virginia

VDBMT/UCM LLC	Delaware

Viacom (Deutschland) Beteiligungen GmbH	Germany

Viacom Animation of Korea Inc.	Delaware

Viacom Asia (Beijing) Advertising and Media Co. Ltd.	China

Viacom Asia Inc.	Delaware

Viacom Brand Solutions Limited	United Kingdom

Viacom Caledonia LP	United Kingdom

Viacom Camden Lock Inc.	Delaware

Subsidiary Name	Place of Incorporation or Organization

Viacom Camden Lock Limited	United Kingdom

Viacom Canadian Holdings Inc.	Canada, Ontario

Viacom Canadian Productions Holdings Inc.	Canada, Ontario

Viacom Domains Limited	Canada, BC

Viacom Global (Netherlands) B.V.	Netherlands

Viacom Global Hungary Kft.	Hungary

Viacom Global Limited	United Kingdom

Viacom Global Services Inc.	Delaware

Viacom Hearty Ha!Ha! LLC	Delaware

Viacom Holdings Germany LLC	Delaware

Viacom Holdings Italia S.r.l.	Italy

Viacom International Administration Inc.	Delaware

Viacom International Hungary Kft.	Hungary

Viacom International Inc.	Delaware

Viacom International Inc. Political Action Committee Corporation	New York

Viacom International Media Networks Italia S.r.l.	Italy

Viacom International Services Inc.	Delaware

Viacom Limited	New Zealand

Viacom Limited	United Kingdom

Viacom Netherlands Management LLC	Delaware

Viacom Networks Brasil Programacao Televisiva E Publicidade Ltda.	Brazil

Viacom Networks Europe Inc.	Delaware

Viacom Networks Italia Limited	United Kingdom

Viacom Notes Inc.	Delaware

Viacom Overseas Finance C.V.	Netherlands

Viacom Overseas Holdings C.V.	Netherlands

Subsidiary Name	Place of Incorporation or Organization

Viacom Realty Corporation	Delaware

Viacom Receivables Funding I Corporation	Delaware

Viacom Receivables Funding V Corporation	Delaware

Viacom Songs Inc.	Delaware

Viacom Sterling Finance C.V.	Netherlands

Viacom Subsidiary Management Corp.	Delaware

Viacom Telecommunications LLC	Delaware

Viacom Tunes Inc.	Delaware

Viacom Ventures B.V.	Netherlands

Viacom Ventures Inc.	Delaware

VIMN Belgium BVBA	Belgium

VIMN CP Services, ULC	Canada, BC

VIMN Germany GmbH	Germany

VIMN Netherlands B.V.	Netherlands

VIMN Netherlands Holding B.V.	Netherlands

VIMN Nordic AB	Sweden

VIMN Poland sp z oo	Poland

VIMN Polska B.V.	Netherlands

VIMN Polska VOF	Netherlands

VIMN Productions B.V.	Netherlands

VIMN Switzerland AG	Switzerland

VIVA Media GmbH	Germany

VMN Digital Inc.	Delaware

Wilshire Court Productions LLC	Delaware

World Sports Enterprises	Tennessee

Subsidiary Name	Place of Incorporation or Organization

Worldwide Productions, Inc.	Delaware

Wuthering Heights, CA Productions Inc.	Delaware

Yellams LDC	Cayman Islands

Z+ Holding Asset Management Ltd.	Hungary

Zarina 99 Vermogensverwaltungs GmbH	Germany

Zoo Films LLC	Delaware

Zukor LLC	Delaware